SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934.

Date of Report (Date of Earliest Event Reported): May 3, 2002

THE WACKENHUT CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Florida	1-5450	59-0857245

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4200 Wackenhut Drive #100, Palm Beach Gardens, FL	33410-4243

(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s Telephone Number, Including Area Code) (561) 622-5656

Not Applicable

(Former Name or Former Address, if Changed since Last Report)

Item 5. Other Events.

     The Wackenhut Corporation is filing this Current Report on Form 8-K for the purpose of filing with the Securities and Exchange Commission as Exhibit 99.1 hereto Wackenhut’s press release dated May 3, 2002. The press release relates to the adjournment of the special meeting of Wackenhut’s shareholders.

Item 7. Financial Statements And Exhibits

     (c)  Exhibits.

Exhibit No.	Description

99.1	Press Release dated May 3, 2002

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WACKENHUT CORPORATION

May 3, 2002	By: /s/ Philip L. Maslowe

Date	Philip L. Maslowe Executive Vice President Chief Financial Officer and Treasurer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated May 3, 2002.